UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) September 9, 2013

Armstrong World Industries, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-02116	23-0366390
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 Columbia Avenue P.O. Box 3001 Lancaster, Pennsylvania		17603
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (717) 397-0611

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Armstrong World Industries, Inc. (the “Company”) is filing this Current Report on Form 8-K for the purpose of clarifying the description of its common stock and certain material provisions of its Amended and Restated Articles of Incorporation (the “Articles”) related to the common stock. In accordance with the interpretation of the staff of the Division of Corporation Finance of the Securities and Exchange Commission (the “Division”) set forth in Questions 123.07 and 126.23 of the Division’s Securities Act Forms Compliance and Disclosure Interpretations, the Company will incorporate by reference the clarifying description of its common stock and certain material provisions of the Articles set forth below into registration statements on Form S-3 and Form S-8 filed under the Securities Act of 1933 in lieu of incorporation by reference of a description of the common stock contained in a registration statement filed under Section 12 of the Securities Exchange Act of 1934, as amended.

In this Current Report on Form 8-K, unless otherwise specified or the context requires otherwise, we use the terms “we,” “us” and “our” to refer to the Company.

DESCRIPTION OF CAPITAL STOCK

Set forth below is a summary description of the material terms of our capital stock. This description is qualified in its entirety by reference to our Articles and amended bylaws (the “Bylaws”).

Authorized Capital Stock

As of the date of this Current Report on Form 8-K, our authorized capital stock under our Articles consists of:

•	200,000,000 common shares, par value $0.01 per share; and

•	15,000,000 preferred shares, without par value.

Common Shares

Holders of our common shares are entitled to one vote per share on all matters (including the election of directors) on which any of our shareholders are entitled to vote.

Subject to applicable law and any preference rights of holders of our preferred shares that we may issue in the future, the holders of our common shares are entitled to receive dividends, if any, when and as declared from time to time by our board of directors (the “Board”), out of assets legally available therefor. In the event of our liquidation, dissolution or winding up, the holders of our common shares are entitled to share ratably in all assets remaining after the payment of liabilities, subject to the rights of any holders of preferred shares that we might have issued prior to such distribution.

The holders of common shares have no preemptive, subscription, redemption or conversion rights. There are no sinking fund provisions applicable to our common shares. Our common shares are listed on the NYSE under the symbol “AWI.”

Preferred Shares

The Board has the authority, without action by our shareholders, to issue preferred shares and to fix voting powers for each class or series of preferred shares, and to provide that any class or series may be subject to redemption, entitled to receive dividends, entitled to rights upon dissolution or convertible into, or exchangeable for, shares of any other class or classes of capital stock. The rights with respect to a series or class of preferred shares may be greater than the rights attached to our common shares. It is not possible to state the actual effect of the issuance of any of our preferred shares on the rights of holders of our common shares until our Board determines the specific rights attached to such preferred shares. The effect of issuing preferred shares could include one or more of the following:

•	restricting dividends in respect of our common shares;

•	diluting the voting power of our common shares or providing that holders of preferred shares have the right to vote on matters as a class;

•	impairing the liquidation rights of our common shares; or

•	delaying or preventing a change of control of us.

Our Articles provide that, until such time as the Armstrong World Industries, Inc. Asbestos Personal Injury Settlement Trust (the “Asbestos Trust”), first ceases to be the beneficial owner (determined as provided in the Articles) of at least 20% of the outstanding common shares, we may not, without the prior written consent of Asbestos Trust, authorize any new class of shares or issue any preferred shares other than conventional preferred shares (as defined in the Articles).

Asbestos Trust

Our Articles provide that, until such time as Asbestos Trust first ceases to be the beneficial owner of at least 20% of the outstanding common shares, Asbestos Trust may not, subject to certain exceptions, transfer, in one transaction or a series of related transactions, any voting shares (i.e., any common shares or other shares entitled to cast more than 5% of the votes that may be cast in the election of directors) to any purchaser who, after giving effect to such transfer, would beneficially own either more than 35% of all voting shares or more than the number of voting shares owned by Asbestos Trust. Asbestos Trust may, however, effect such an otherwise prohibited transfer if:

(1) the transfer is a public sale of shares made in compliance with certain provisions of the U.S. federal securities laws or in certain derivative transactions (as specified in the Articles);

(2) all other holders of common shares have an opportunity to participate in the transaction or series of transactions on the same terms as Asbestos Trust; or

(3) in the case of a disposition of shares by Asbestos Trust pursuant to a merger, consolidation, recapitalization or similar corporate transaction involving us, the material terms of the transaction have been approved by a majority of our directors who are not affiliated with Asbestos Trust and who have no personal financial interest in the transaction (“Disinterested Directors”), or by such vote of the holders of the common shares as is required by law, our Articles or Bylaws (as then in effect) or any applicable listing standards, provided that, if such a transaction would result in Asbestos Trust receiving a type or amount of payment per common share that is different from the payment to be received by other holders of common shares, the transaction must be approved by the affirmative vote of the holders of a majority of the common shares not beneficially owned by Asbestos Trust (in addition to any other required shareholder approval).

Our Articles provide that, until such time as Asbestos Trust first ceases to be the beneficial owner of at least 20% of the outstanding common shares, any transaction between the Company or any of its subsidiaries and Asbestos Trust or any affiliate thereof (other than a dividend or other distribution made to all shareholders pro rata to their shareholdings and otherwise on terms which are the same with respect to Asbestos Trust and all other participating shareholders), shall require review by and approval of a majority of the Disinterested Directors, whether or not such review and approval is required by law or applicable listing standards, subject to any exception from such review and approval for transactions of an immaterial nature determined under such criteria as have been approved in advance by a majority of the Disinterested Directors; provided, however, that, in the case of any transaction or series of related transactions involving the cancellation, retirement, disposition, conversion, exchange or reclassification of the shares of the Company, or any dividend, distribution or payment in respect of outstanding shares of the Company, pursuant to a merger, consolidation, recapitalization, reorganization or similar corporate transaction, which transaction would result in Asbestos Trust receiving any dividend, distribution, security, other property or payment that differs from that which would be received by all other holders of common shares, then the approval of the holders of a majority of the common shares not owned or controlled by Asbestos Trust shall be required (in addition to approval by any shareholder vote otherwise required, but approval of a majority of the disinterested directors, as such, shall not be required).

Our Articles provide that, until such time as Asbestos Trust first ceases to be the beneficial owner of at least 20% of the outstanding common shares, we shall not without the prior, written consent of Asbestos Trust:

(a) authorize any new class of shares (i.e., other than the common shares or conventional preferred shares (as defined in our Articles));

(b) issue any preferred shares, other than conventional preferred shares (as defined in the Articles); or

(c) adopt a shareholder rights plan that provides some, but not all, holders of common shares the right to acquire our securities, for the purpose of making more difficult or expensive an acquisition of additional voting shares by a person or group acquiring more than a specified level of ownership in us.

Our Articles provide that, until such time as Asbestos Trust first ceases to be the beneficial owner of at least 20% of the outstanding common shares, our Board is required to present to the shareholders nominations of candidates for election to the Board (or recommend the election of such candidates as nominated by others) such that, and shall take such other corporate actions as may be reasonably required to provide that, to the best knowledge of the Board, if such candidates are elected by the shareholders, at least a majority of the members of the Board shall be independent directors (determined in accordance with the listing standards of the market on which the common shares are listed and in compliance with the standards of director independence required by Rule 10A-3 under the Exchange Act).

Our Articles provide that, until such time as Asbestos Trust first ceases to be the beneficial owner of at least 20% of the outstanding common shares, the affirmative vote of Asbestos Trust would be required for the amendment of the provisions of the Articles described above.

Stockholder and Registration Rights Agreement with Asbestos Trust

We are a party to the Stockholder and Registration Rights Agreement, dated as of October 2, 2006, between us and Asbestos Trust. Certain of the provisions of our Articles and Bylaws regarding the rights, powers or privileges, or limitations on the rights, powers or privileges, of Asbestos Trust described above are also contained in this agreement, which also contains certain other provisions governing our relationship with Asbestos Trust. The Stockholder and Registration Rights Agreement is incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K from the Current Report on Form 8-K filed on October 2, 2006, wherein it appeared as Exhibit 10.3.

Anti-Takeover Effects of Certain Provisions

The following is a summary of certain provisions of the PBCL and our Articles and Bylaws that may be deemed to have an anti-takeover effect and may delay, deter or prevent a tender offer or takeover attempt that a shareholder might consider to be in its best interest, including those attempts that might result in a premium over the market price for the shares.

Authorized but Unissued Shares

Our authorized but unissued common shares will be available for future issuance without approval by our shareholders. These additional shares may be utilized for a variety of corporate purposes, including future public offerings to raise additional capital, corporate acquisitions and employee benefit plans. The existence of our authorized but unissued common shares could render more difficult or discourage an attempt to obtain control over us by means of a proxy contest, tender offer, merger or otherwise.

Pennsylvania Anti-Takeover Statutes

We are organized under Pennsylvania law. In general, a corporation organized under Pennsylvania law is subject to various “anti-takeover” provisions of the Pennsylvania Business Corporation Law of 1988, as amended (the “PBCL”), unless the corporation’s articles of incorporation or, in certain cases, bylaws explicitly provide that these provisions shall not apply to the corporation or another statutory exception applies. These “anti-takeover” provisions may delay or prevent a transaction that would cause a change in our control and they seek to discourage certain fundamental changes, control transactions, business combinations and control-share acquisitions as well as to protect registered corporations from being exposed to and paying “greenmail.”

Our Articles explicitly provide that Subchapters 25D, 25E, 25F, 25G and 25H of the PBCL, the “anti-takeover” statutes, will not apply to us, except as may be required by law.

Other Provisions of Our Articles and Bylaws

Pursuant to our Articles, special meetings of shareholders can be called only by shareholders holding at least 20% of voting shares. In addition, our Bylaws establish advance notice procedures with respect to shareholder proposals and the nomination of candidates for election of directors, other than nominations made by, or at the direction of, our Board or by Asbestos Trust. These requirements may impede shareholders’ ability to call special meetings, bring matters before a meeting of shareholders or make nominations for directors at a meeting of shareholders.

Our Articles do not provide for cumulative voting in the election of directors. Because cumulative voting might otherwise permit an insurgent to gain Board representation even though it only owns a minority interest, the inability of our shareholders to vote cumulatively may impede or delay attempts to change of control of us.

Our Bylaws include provisions eliminating the personal liability of our directors and provisions indemnifying our directors and officers, in each case to the fullest extent permitted by Pennsylvania law. The limitation of liability and indemnification provisions in our Bylaws may discourage shareholders from bringing a lawsuit against directors for breach of their fiduciary duty. These provisions may also have the effect of reducing the likelihood of derivative litigation against directors and officers, even though a derivative action, if successful, might otherwise benefit us and our shareholders. In addition, the value of investments in our securities may be adversely affected to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

Our Articles may be amended, altered or repealed as provided by the PBCL with the exception that certain provisions regarding (i) the number, terms of office and removal of directors, (ii) special meetings of shareholders, (iii) shareholder action by written consent and (iv) Asbestos Trust (see “Asbestos Trust” above) may only be amended, modified or repealed by affirmative vote or written consent of the holders of at least 80% of our outstanding common shares.

Our Bylaws may be amended, modified or repealed by either a (i) a majority vote of holders of the outstanding shares entitled to vote on the matter or (ii) majority vote of the total number of directors on the Board, except as otherwise provided by the PBCL, the Articles or as is otherwise qualified in the Bylaws. Certain matters, such as changes in the number of directors, may require the prior written consent of Asbestos Trust. Until no shareholder beneficially owns at least 20% of our common shares, the affirmative vote of at least 80% of shareholders is required for changes to certain provisions of the Bylaws, including provisions concerning director independence, shareholder voting at special meetings and action by written consent, Board size and appointments to our nominating and governance committee.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Stockholder and Registration Rights Agreement, dated as of October 2, 2006, by and between Armstrong World Industries, Inc. and the Armstrong World Industries, Inc. Asbestos Personal Injury Settlement Trust is incorporated by reference from the Current Report on Form 8-K filed on October 2, 2006, wherein it appeared as Exhibit 10.3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG WORLD INDUSTRIES, INC. (Registrant)

Date: September 9, 2013	By:	/s/ Mark A. Hershey
Mark A. Hershey
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Stockholder and Registration Rights Agreement, dated as of October 2, 2006, by and between Armstrong World Industries, Inc. and the Armstrong World Industries, Inc. Asbestos Personal Injury Settlement Trust is incorporated by reference from the Current Report on Form 8-K filed on October 2, 2006, wherein it appeared as Exhibit 10.3.